                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 2006 (JUNE 26, 2006)

                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)

            1-11570                                                    13-3098275
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     (COMMISSION FILE NUMBER)                              (IRS EMPLOYER IDENTIFICATION NUMBER)

                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISION:

    ___    WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT.
    ___    SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT.
    ___    PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE
           EXCHANGE ACT.
    ___    PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
           EXCHANGE ACT.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 26, 2006, Charles F. Murphy resigned as Chief Financial Officer of Allied Healthcare International Inc. (the "Company"). Mr. Murphy has agreed to remain with the Company on a transition basis through September 30, 2006.

         Paul D.J. Weston, age 41, will act as interim Chief Financial Officer of the Company, effective as of June 26, 2006. Pursuant to his employment agreement with Allied Healthcare (UK) Limited, a subsidiary of the Company now known as Allied Healthcare Group Ltd., Mr. Weston's salary is (pound)136,500 per annum (approximately $247,500 at current exchange levels) and prohibits him from competing with the Company or its subsidiaries for a period of six months following termination of employment.

         Paul D.J. Weston has been employed by the Company since 2004, serving as the Company's Financial Director in the U.K. since 2005 and, as such, has been responsible for all the Company's U.K. operating subsidiaries. From 2001 to
2004, Mr. Weston was Group Financial Controller at SSL plc, a global manufacturer and distributor of healthcare products, and prior to that he spent seven years in various corporate finance positions for the European operations of Fruit of the Loom, a textile manufacturer. Mr. Weston qualified with the
Institute of Chartered Accountants (ACA) in 1990.

         Mr. Weston has previously been granted options to purchase an aggregate of 22,000 shares of common stock of the Company at an average weighted exercise price of $5.95 per share.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     99.1   Press release, dated June 26, 2006, of Allied Healthcare
            International Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 29, 2006

                            ALLIED HEALTHCARE INTERNATIONAL INC.

                            By:        /s/ Marvet Abbassi
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                                     Name:  Marvet Abbassi
                                     Title: Financial Controller